                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12


                                  Nortek, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1) Title of each class of securities to which transaction applies:

  ------------------------------------------------------------------------------
  (2)   Aggregate number of securities to which transaction applies:

  ------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  ------------------------------------------------------------------------------

  (4)   Proposed maximum aggregate value of transaction:

  ------------------------------------------------------------------------------
  (5)  Total fee paid:

  ------------------------------------------------------------------------------
  [ ]  Fee paid previously with preliminary materials:

  ------------------------------------------------------------------------------
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

  ------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

  ------------------------------------------------------------------------------
  (3)  Filing Party:

  ------------------------------------------------------------------------------
  (4)  Date Filed:

  ------------------------------------------------------------------------------

The following press release was issued by Nortek, Inc. on August 13, 2002.


            NORTEK, INC. ANNOUNCES REVISED SCHEDULE FOR COMPLETION OF
                                KELSO ACQUISITION

                              --------------------

PROVIDENCE, RI, August 13, 2002--NORTEK, INC. (NYSE:NTK), a leading international designer, manufacturer and marketer of building products, today announced that it does not expect to be able to hold the stockholder meeting required for approval of its pending acquisition by an affiliate of Kelso & Company, L.P. and management until late in the fourth quarter of 2002. Assuming the acquisition receives approval at the stockholder meeting, NORTEK expects that the transaction will close promptly following the meeting.

Under applicable Security and Exchange Commission ("SEC") rules, the proxy statement to be delivered to stockholders must include or incorporate by reference audited annual financial statements that reclassify any business sold since the financial statements were originally published as a discontinued operation for all periods presented in such statements. As previously

                                   - M O R E -
announced, NORTEK sold its Hoover Treated Wood Products, Inc. ("Hoover") subsidiary on April 2, 2002. Though Hoover was not a significant subsidiary within the meaning of applicable SEC rules, the rule requiring that Hoover be reclassified as discontinued in the audited consolidated financial statements still applies. As a result of the previously announced change in NORTEK'S auditors from Arthur Andersen to Ernst & Young on June 28, 2002, the work to reaudit the required consolidated financial statements, coupled with required SEC review of the proxy statement, is likely to delay the mailing of the proxy statement until mid to late November. The stockholder meeting will occur approximately 30 days after the proxy statement is mailed.

If NORTEK had not sold Hoover, no reaudit of its historical consolidated financial statements would be required. The reaudit does not result from any inquiry made by the SEC or any other party, and would be required of any similarly situated public company. NORTEK has previously reported in its Form 10-Q for the fiscal quarter ended March 30, 2002 unaudited reclassified condensed consolidated financial data for the 2001, 2000 and 1999 fiscal years giving effect to the treatment of Hoover as a discontinued operation. NORTEK does not expect the reaudited consolidated financial statements to result in any material changes from the unaudited condensed consolidated financial data included in the Form 10-Q for the first quarter of 2002.

                                  - P A G E 2 -

NORTEK and Kelso have received notice that the waiting period has expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the proposed acquisition.

In connection with the solicitation of proxies with respect to the special meeting of stockholders of NORTEK concerning the proposed transaction, NORTEK will file with the SEC, and will furnish to security holders of NORTEK, a proxy statement, which security holders are advised to read as it will contain important information. Security holders will be able to obtain a free-of-charge copy of such proxy statement (when available) and other relevant documents filed with the SEC from its website at WWW.SEC.GOV. Such proxy statement and other documents will also, when available, be provided to security holders by directing a request by mail or telephone to NORTEK, INC., 50 Kennedy Plaza, Providence, Rhode Island 02903 Attention: Investor Relations, 401-751-1600. NORTEK, and certain of its directors, executive officers and other members of management and employees may be soliciting proxies from NORTEK stockholders in favor of the transactions. Information regarding the persons who may, under the rules of the SEC, be considered "participants" in the solicitation of proxies in connection with the proposed transactions will be set forth in the proxy statement when it is filed with the SEC. Information regarding the participants is also available on the Schedule 14A filed by NORTEK on April 2, 2002 with the SEC.

                                  - P A G E 3 -

NORTEK* is a leading international manufacturer and distributor of high-quality, competitively priced building, remodeling and indoor environmental control products for the residential and commercial markets. The Company offers a broad array of products for improving the environments where people live and work. Its products include range hoods and other spot ventilation products; heating and air conditioning systems; vinyl products, including windows and doors, siding, decking, fencing and accessories; indoor air quality systems; and specialty electronic products.

*As used herein, the term "Nortek" refers to Nortek, Inc., together with its subsidiaries, unless the context indicates otherwise. This term is used for convenience only and is not intended as a precise description of any of the separate corporations, each of which manages its own affairs.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors impacting such forward-looking statements include the availability and cost of raw materials and purchased components, the level of construction and remodeling activity, changes in general economic conditions, the rate of sales growth, and product liability claims. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to the Company's reports and filings with the Securities and Exchange Commission.

                                      # # #